COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of April 2, 2007, between Zane Acquisition II Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), Steven Bettinger, Jared Shaw, Ivan Spinner (collectively, the “Initial Stockholders”) and Trinad Capital Master Fund, Ltd. (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company has authorized the sale of an aggregate of two million eight hundred fifty thousand (2,850,000) shares (the “Shares”) of the Common Stock, $.0001 par value per share (the “Common Stock”) to the Purchaser representing 95% of the issued and outstanding Common Stock as of the Closing (as defined below); and

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company, the Initial Stockholders and the Purchaser agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

1.1  Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” shall have the meaning set forth in the introductory paragraph of this Agreement.

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall have the meaning set forth in Section 2.2.

“Common Stock” means shares now or hereafter authorized of the class of common stock, $.0001 par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Company” shall have the meaning set forth in the introductory paragraph.

“Execution Date” means the date of this Agreement first written above.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Purchase Price” shall have the meaning set forth in Section 2.1(b).

“Purchaser” shall have the meaning set forth in the introductory paragraph.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” shall have the meaning set forth in the recitals.

“Transaction Documents” means this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement.

ARTICLE II
PURCHASE AND SALE OF COMMON SHARES

2.1  Purchase and Sale; Purchase Price.

(a)   Subject to the terms and conditions set forth herein, at the Closing the Company agrees to sell to Purchaser and Purchaser agrees to purchase from the Company the Shares for an aggregate purchase price of thirty thousand ($37,500) dollars (the “Purchase Price”) according to the terms set forth in Section 2.2 below; and

2.2  The Closing. The Closing of the purchase and sale of the Shares (the “Closing”) shall take place simultaneously with the execution and delivery of this Agreement (the “Closing Date”). At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

2.3  Delivery at Closing. At the Closing, subject to the terms and conditions hereof, the Seller will deliver to Purchaser certificates representing the Shares to be purchased at the Closing by Purchaser, against payment of the Purchase Price by wire transfer at the time of Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Initial Stockholders. The Initial Stockholders hereby represent and warrant to the Purchaser as of the Closing Date that:

(a)  Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b)  Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the Initial Stockholders and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Company and the Initial Stockholders. Each of this Agreement and each of the other Transaction Documents has been or will be duly executed by the Company and the Initial Stockholders and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company and the Initial Stockholders enforceable against the Company and the Initial Stockholders in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)  Issuance of Securities. The Shares have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their respective terms. When issued in accordance with the terms hereof, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

(d)  Capitalization. The Company is authorized by its Certificate of Incorporation to issue an aggregate of 85,000,000 shares of capital stock, of which 75,000,000 are shares of the Common Stock, par value $.0001 per share and 10,000,000 are shares of the Preferred Stock, par value $.0001 per share. As of the Closing Date, 3,000,000 shares of Common Stock will be issued and outstanding, and there will be four (4) stockholders of record holding the Common Stock. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and shall not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities. Furthermore, subject to the satisfaction of the terms and conditions set forth herein, the Shares shall be duly authorized for issuance, when delivered in accordance with the terms of this Agreement, and shall be validly issued, fully paid and non-assessable and the sale thereof shall not be subject to any preemptive or other similar right.

(e)  SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since January 19, 2007 (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Purchaser a copy of all filed SEC Reports including the Exchange Act Registration Statement on Form 10-SB filed by it on January 19, 2007. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(f)  No Conflicts. Subject to the satisfaction of the terms and conditions set forth herein, the execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s Certificate of Incorporation, By-laws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(g)  Filings, Consents and Approvals. Other than any applicable Current Report on Form 8-K under the Exchange Act of 1934, as amended, and the Information Statement contemplated by Section 5.3(b) hereof, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of this Agreement.

(h)  Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority.

3.2  Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company and the Initial Stockholders as follows:

(a)  Authority. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Shares to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

(b)  Investment Intent. The Purchaser is acquiring the Shares to be purchased by it hereunder, and will acquire the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares, or any part thereof or interest therein, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.

(c)  Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Shares to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

(d)  Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Shares to be acquired by it hereunder and, at the pre-sent time, is able to afford a complete loss of such investment.

(e)  Access to Information. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares offered hereunder and the merits and risks of investing in such securities; (ii) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Shares; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Company.

(f)  Pro-Rata Investment.The Purchaser acknowledges that it will allow the Initial Stockholders an opportunity to retain their pro rata share of the Company upon any additional sale of shares by the Company prior to a merger or any other business combination. Each Selling Stockholder shall exercise, if at all, its right to purchase up to his proportionate share by providing written notice to the Company delivered not later than twenty (20) days after the receipt of the notice specifying the number of shares such Selling Stockholder wishes to purchase. If such Selling Stockholder fails to exercise its right to purchase within such aforesaid 20-day period, such right shall expire. This right does not apply to (i) a strategic partner of the Company in connection with (A) joint venture, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements, provided that, the purpose of such issuance is not to raise capital and, provided further, that, such issuance is approved by the Board of Directors of the Company, (ii) pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar institution approved by the Board of Directors of the Company, (iii) for consideration other than cash or cash equivalents pursuant to a merger, consolidation, acquisition or similar transaction approved by the Board of Directors of the Company, (iv) as a dividend or distribution payable pro rata to all holders of Common Stock or other securities of the Company, or (v) in connection with the conversion or exercise of any Rights or Convertible Securities outstanding on the date hereof in accordance with the terms thereof existing on the date hereof and upon the conversion of any preferred stock. The respective rights and obligations of the parties under this section shall terminate immediately prior to the consummation of a merger or any other business combination.

(g)  Reliance. The Purchaser understands and acknowledges that (i) the Shares are being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1  Manner of Offering. The Shares are being issued pursuant to section 4(2) of the Securities Act.

4.2  Blue Sky Laws. The Company and the Initial Stockholders shall cooperate with the Purchaser in connection with the exemption from registration of the Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation where they are not now so qualified. The Company and the Initial Stockholders agree that they will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company and the Initial Stockholders to sell the Shares to the Purchaser.

4.3  Integration. The Company and the Initial Stockholders shall not and shall use their best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser.

4.4  Resignation and Appointment of the Company’s Officers and Directors. Effective as of the Closing Date, or such later date as agreed to between the Company and its current officers, (i) the Company’s officers shall resign and be duly replaced by the Purchaser’s designees; and (ii) the Company will cause the Purchaser’s director designee to be duly appointed.

ARTICLE V
CONDITIONS TO CLOSING

5.1  Conditions to the Obligations of the Purchasers. The obligations of the Purchasers under this Agreement are subject to the fulfillment, or the waiver by the Purchasers, of the conditions set forth in this Article 5 on or before the Closing Date.

(a)  Accuracy of Representations and Warranties. Each representation and warranty of the Company and the Initial Stockholders contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

(b)  Performance. The Company and the Initial Stockholders shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company and the Initial Stockholders prior to or at the Closing.

(c)  Registration Rights Agreement. The Registration Rights Agreement (the “Registration Rights Agreement”) among the Company and the Stockholders named therein dated as of the date hereof shall have been executed, delivered and in full force and effect substantially in the form attached hereto as Exhibit A.

(d)  Blue Sky Approvals. The Company shall have received all requisite approvals, if any, of the securities authorities of each jurisdiction in which such approval is required, and such approvals shall be in full force and effect on the Closing Date.

(e)  Resignation of Officers and Directors. The officers and director of the Seller shall have resigned from their positions as of the Closing Date.

(f)  Appointment of the Purchaser’s Designees. The Purchaser’s designees for the officers and director positions of the Company shall have been duly appointed.

(g)  No Injunction. There shall not be in effect, at the Closing Date, any injunction or other binding order of any court or other tribunal having jurisdiction over the Seller that prohibits the sale of the Shares to the Purchaser.

(h)  No Liabilities. The Company shall have no material liabilities as of the Closing Date, including accrued or contingent liabilities.

(i)  Certificates and Documents. The Company shall have delivered to counsel to the Purchaser:

a)
a copy of the Restated Certificate, as in effect immediately prior to the Closing, certified by the Secretary of State of the State of Delaware, and a certificate, as of the most recent practicable date, of the Secretary of State of the State of Delaware as to the Company’s legal existence and corporate good standing;

b)
a certificate of the Secretary or Assistant Secretary of the Company dated as of the Closing Date, certifying as to (i) the incumbency of officers of the Company executing the Transaction Documents and all other documents executed and delivered in connection herewith, (ii) a copy of the By-Laws of the Company, as in effect on and as of the Closing Date, and (iii) a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of the Transaction Documents, all matters in connection with the Transaction Documents, and the transactions contemplated thereby; and

c)
a certificate, executed by the President of the Company as of the Closing Date, certifying to the fulfillment of all of the conditions to the Purchasers obligations under this Agreement, as set forth in this Section 5.

5.2  Conditions of Obligations of the Seller. The obligations of the Seller to effect the sale of the Shares are subject to the following conditions, any or all of which may be waived in whole or in part by the Seller:

(a)  Representations and Warranties. Each of the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Closing Date.

(b)  Compliance Certificate. An authorized officer of the Purchaser shall deliver to the Seller at the Closing a certificate certifying each of the representations and warranties of such the Purchaser set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

(c)  Performance. The Purchaser shall have materially performed and materially complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it or him on or before the Closing.

(d)  No Injunction. There shall not be in effect, at the Closing Date, any injunction or other binding order of any court or other tribunal having jurisdiction over the Seller that prohibits the sale of the Shares to the Purchaser.

(e)  Payment of Company Liabilities. All Company Liabilities shall have been paid or discharged.

ARTICLE VI
TERMINATION

6.1  Termination. This Agreement may be terminated and the purchase and sale of the Shares may be abandoned at any time prior to the Closing:

(a)  by mutual written consent of the parties hereto;

(b)  by either the Company, the Initial Stockholders or the Purchaser if the Closing shall not have occurred on or before April 29, 2007 (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

(c)  by the Purchaser if (i) the Company or the Initial Stockholders shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it prior to the Closing Date, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Company or the Initial Stockholders contained in this Agreement shall have been materially false when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date); or

(d)  by the Company or the Initial Stockholders if (i) the Purchaser shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it prior to the Closing Date, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Purchaser contained in this Agreement shall have been materially false when made or on and as of the Closing Date.

6.2  Effect of Termination. In the event of the termination of this Agreement pursuant to this Article 6, all further obligations of the parties under this Agreement shall forthwith be terminated without any further liability of any party to the other parties; provided, however, that nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement. Upon termination of this Agreement for any reason, the Purchaser shall promptly cause to be returned to Company or the Initial Stockholders all documents and information obtained in connection with this Agreement and the transactions contemplated by this Agreement and all documents and information obtained in connection with the Purchaser’s investigation of the Company’s business, operations and legal affairs, including any copies made by the Purchaser of any such documents or information.

ARTICLE VII
MISCELLANEOUS

7.1  Notices. All notices, requests and other communications hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid,

If to Purchasers:

Trinad Capital Master Fund, Ltd.
2121 Avenue of the Stars
Suite 2550
Los Angeles CA, 90067
Attn.: Jay Wolf
Fax: 310-277-2741

with a copy to:
Mintz Levin Cohn Ferris Glovsky & Popeo, LLC
666 Third Avenue
New York, NY 10017
Attn.: Kenneth Koch, Esq.
Fax: 212-983-3115

If to the Company:

Zane Acquisition II Inc.
9620 Bridgebrook Drive
Boca Raton, FL 33496
Attn.: Steven Bettinger
Fax: 561-479-1454

If to a Selling Stockholder:

c/o Steve Bettinger
9620 Bridgebrook Drive
Boca Raton, FL 33496
Fax: 561-479-1454

or such other address or fax number as any of the foregoing Persons may hereafter specify for the purpose by notice to the parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt

7.2  Entire Agreement. This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

7.3  Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforce-ment of any such waiver is sought. No waiver of any default with respect to any provision, condition or require-ment of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

7.4  Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.5  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

7.6  No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.7  Governing Law. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto.

7.8  Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

7.9  Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[ SIGNATURE PAGE FOLLOWS ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

Company:

Zane Acquisition II Inc.

By: _/s/ Steven Bettinger_________
Name: Steven Bettinger
Title: President

Initial Stockholders:

By: _/s/ Steven Bettinger   ________
Steven Bettinger

By: _/s/ Jared Shaw    ____________
Jared Shaw

By: _/s/ Ivan Spinner ____________
Ivan Spinner

Purchaser:

Trinad Capital Master Fund, Ltd.

By: __/s/ Jay Wolf ______________
Name: Jay Wolf_________________
Title: _Director _________________

Exhibit A

Registration Rights Agreement